Exhibit 32.1


                      LIONS PETROLEUM, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Lions Petroleum, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of Lions Petroleum, Inc. for the quarter ended June 30, 2006 fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum, Inc.




                                  /s/ Dale M. Paulson
Date: August 11, 2006             ____________________________________
                                  Dale M. Paulson
                                  Principal Executive Officer



                                  /s/ Gordon L. Wiltse
Date: August 11, 2006             ____________________________________
                                  Gordon L. Wiltse
                                  Chief Financial Officer